UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

APTIMUS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28968 (Commission File Number)	91-1809146 (IRS Employer Identification No.)

100 Spear Street, Suite 1115
San Francisco, CA 94105
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (415) 896-2123

 (Former Name or Former Address, if Changed Since Last Report)

Item 2.02 - Results of Operations and Financial Condition

Pursuant to the press release attached hereto as Exhibit 99.1, Aptimus, Inc. announced its results of operations and financial condition for the quarter ended March 31, 2006.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 4, 2006

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APTIMUS, INC.
(Registrant)

Dated: May 4, 2006	By:	/s/ David H. Davis
David H. Davis
General Counsel and Corporate Secretary